SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 10, 2003

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

                                           Delaware                                                                            91-1313292
                          (State or other jurisdiction of                                                      (I.R.S. Employer
                          incorporation or organization)                                                   Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington 98370
(Address of principal executive offices) (ZIP Code)

        Registrant’s telephone number, including area code (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 10, 2003 the registrant provided the attached presentation to certain parties interested in Pope Resources units. A copy of that presentation is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description

     99.1                Presentation dated November 10, 2003

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: November 10, 2003                                           BY:   /s/ Thomas M. Ringo
                                                                                          Thomas M. Ringo
                                                                                          Vice President and Chief Financial Officer, Pope Resources,
                                                                                          A Delaware Limited Partnership, and Pope MGP, Inc.,
                                                                                          General Partner

Exhibit 99.1
Presentation dated November 10, 2003

POPE RESOURCES
D.A. Davidson & Co. – Forest Products Mini Summit
November 10, 2003

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Pope Resources Overview

    •  Last remaining timber MLP

    •  Established in 1985 as a spin-off from Pope & Talbot

    •  4.5 million units outstanding, with limited public float

       –   22% controlled by GP’s and broader “family” ownership

       –  36% controlled by Private Capital Management

       –  Limited institutional ownership

       –  Over one-third held by retail investors

    •   Thinly traded

    •   Market capitalization of $63 million

    •   Enterprise value of approximately $90 million

    •   2002 revenues of $32 million

    •   2002 net income of $3.3 million or $0.74/unit

    •   2002 EBITDDA of $9.3 million

    •   Unit distribution of $0.07/quarter

Pope Resources Business Segments

    •   Fee Timber

        –   112,000 acres of timberland in western Washington

        –   Producing 45 MMBF of annual log harvest volume

        –   Future growth will be primarily through co-investment with ORM Timber Funds

    •   Timberland Management & Consulting

        –   Olympic Resource Management (ORM) subsidiary provides third-party timberland management services to other owners of timber, leveraging off our timberland management expertise and providing additional economies of scale

        –   Launch of $50 million private equity fund, ORM Timber Fund I

        –   Managing approximately 100,000 additional acres in western U.S.

        –   One primary management client

    •  Real Estate

        –   2,500 acres of higher and better use properties near population centers

        –   Seeking development entitlements to add value to land

        –   Primary role is as a master developer, selling lands to other developers following entitlement process

        –   Ownership and management of historic mill town of Port Gamble

Pope Resources Growth Strategy

   •  Free cash flow, after debt service and distributions, of $3 to $4 million per year, depending on log prices

       –   Used for co-investment in ORM Timber Funds

       –   Opportunistically pursue fee (owned) timberland acquisitions

       –   Where appropriate, invest in real estate projects

       –   Potential to increase unit distribution with excess cash

   •  Growth Capital

       –   No current expectation for secondary offering of units

            •   Currency too cheap to issue new units (currently at $14/unit, down from high of $35/unit in 1999)

       –   Modest debt capacity

            •   Approximately $15 to $20 million of incremental debt capacity, depending upon the value of Units

            •   Debt to total capitalization covenant of 50% (currently 45%)

       –   Near-term growth fueled primarily by organic cash flow generation

    •   Maintain modest unit distribution — current distribution yield of 2%

Pope Resources — Summary of Investment Opportunity

    •   With fall in value over past few years, Pope Resources’ units represent intriguing upside potential with limited downside risk

       –   Extraordinarily deep discount to NAV

            •  Imputed value of fee timberlands of between $700 and $800 per acre, depending on assumptions made for value of HBU lands ($5-$10K/acre)

       –   Enterprise value to EBITDDA multiple of 10.0

       –   Trading at 15 times trailing earnings

    •  Highly tax-efficient vehicle for investing in timberland asset class

       –  Positive tax yield

       –   Modest distribution yield

       –   Compelling diversification benefits of timberland asset class

    •   Adding value through use of free cash flow

       –   Co-investment in ORM Timber Fund I, L.P.

       –   Opportunistic acquisitions

       –   Increases in distribution level

    •   Improved alignment with insider buying in past few years

Pope Resources Unit Price vs. Douglas-Fir Log Prices (98-03)

Macroeconomic Factors Impacting Timberland Investments

    •   Timber and timber-related product demand is driven by:

       –   Population growth

       –   Per capita GDP

            •  Developed countries account for 75% of paper & paperboard consumption

            •  By 2014, developing countries will contribute more to world GDP than developed countries

    •   Global timber supplies pressured by increasing environmental pressures and growing rates of consumption

    •   Supply pressures mitigated by

       –   Greater use of technology by both producers and manufacturers of timber

       –   Establishment of Southern Hemisphere plantations

            •  Long-term supply increase, but with heavier hardwoods component

            •  Will not adequately address growing sawtimber needs

Historical Log and Stumpage Prices (1950-2002)

Timberland Investment Attributes

    •   Exceptional risk-adjusted returns

         –   Timberland has outperformed other asset classes while having lower risk

    •   Attractive diversification attributes

         –   Negative correlation to other asset classes

         –   Positive correlation to inflation

    •   Ideal for long-term investment orientation

        –   Unique opportunity to "store value on the stump"

    •   Tax efficient asset class

        –   Grows in value without generating tax liability

Risk and Return of Asset Classes (1973-2002)

Historical Correlations with Timberland Returns (1973-2002)

Efficient Frontiers (1973-2002)

Portfolios optimized with 20% constraint for commercial real estate, REITs, & timber. Optimal timber portfolio at 10% return has 14% timber allocation.

Shift in U.S. Timberland Ownership

   •  Institutions began to invest directly in timberlands in the 1980’s following the passage of ERISA

   •  By 2001, institutional owners controlled over $10 billion in direct timberland ownership

   •  Timberland investment attributes better understood with the launch of the NCREIF Timberland Index in the early 1990’s and the growth of early Timberland Investment Management Organizations (TIMO’s)

    •  Publicly traded forest products companies sold significant timberlands beginning in the late 1980‘s

        –   Finance pulp and paper expansion

        –  Pay down debt to rebalance capital structures

        –  Monetize timber that was not being fully factored into public equity valuations

        –  Vertical integration has become less of a need with advent of financial owners of timber and further specialization within wood products manufacturing

   •  Tax advantaged REIT, MLP, and other private equity structures are resulting in more timberland transactions flowing to institutional owners and pure-play timber companies

NCREIF Timberland Return — Total Return (1987-2002)

Future Outlook for Timberland Ownership

   •  Timberland ownership will continue to flow to institutional owners and pure play timber companies

         - Timber is still in the process of being “discovered” by institutional investors

         - Compelling tax advantages of flow-through entities relative to C-Corps

         - Timberland will become increasingly more liquid asset as these changes occur

   •  Timberland return expectations will evolve (moderate)

         - Many investors were drawn to asset class based on anomaly of early 1990‘s returns associated with the listing of the Northern Spotted Owl

         - New investors have more modest return expectations

         - Global market forces and product substitution will continue to work pricing inefficiencies out of log markets, lowering pricing volatility and risk

             • Other species from other geographies

             • Engineered wood products

             • Non wood products

   •  As timberland markets evolve, more emphasis will be placed on management expertise and value added silvicultural investments